SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 4, 2006

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

     On April 4, 2006, FDS Bank, an indirect subsidiary of Federated Department Stores, Inc. ("Federated"), entered into a Sale and Purchase Agreement with GE Money Bank and Monogram Credit Services, LLC (the "GECC Parties") pursuant to which, subject to the receipt of all required regulatory approvals, FDS Bank shall purchase from the GECC Parties all of the "Macy's" credit card accounts and related receivables and other related assets owned by the GECC Parties as of 11:59 p.m. on the day immediately preceding the closing date.

A copy of the Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

	Exhibit Number	Description

	10.1	Sale and Purchase Agreement by and between GE Money Bank and Monogram Credit Services, LLC, as Sellers and FDS Bank, as Purchaser, dated as of April 4, 2006.

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: April 10, 2006	By: /s/ Joel A. Belsky
Name: Joel A. Belsky
Title: Vice President and Controller

Index to Exhibits
Exhibit Number	Description
10.1	Sale and Purchase Agreement by and between GE Money Bank and Monogram Credit Services, LLC, as Sellers and FDS Bank, as Purchaser, dated as of April 4, 2006.